EXHIBIT 99.1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              New Issue Term Sheet

                           $110,448,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2004-NC3
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                        New Century Mortgage Corporation
                                   Originator

                            Litton Loan Servicing LP
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2004-NC3



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

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Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Transaction Summary
------------------------------------------------------------------------------------------------------------------------------------
                             Expected Ratings                                 Avg. Life to
               Expected        (S&P/Moody's/                                      Call/       Mod. Dur. to Call/   Payment Window to
   Class       Amount(1)          Fitch)        Bench-mark   Interest Type    Mty(yrs)(2)(3)   Mty(yrs)(2)(3)(4)     Call/Mty(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
    A-1                                                     ***Not Offered - 144A Offering***
------------------------------------------------------------------------------------------------------------------------------------
    A-2       $77,054,000       AAA/Aaa/AAA     1 Mo. Libor    Floating       2.63 / 2.86        2.50 / 2.69        12/04 - 08/12 /
                                                                                                                     12/04 - 01/22
------------------------------------------------------------------------------------------------------------------------------------
    M-1       $18,803,000       AA+/Aa2/AA+     1 Mo. Libor    Floating       5.21 / 5.75        4.84 / 5.27        02/08 - 08/12 /
                                                                                                                     02/08 - 01/19
------------------------------------------------------------------------------------------------------------------------------------
    M-2       $14,591,000        A+/A2/A+       1 Mo. Libor    Floating       5.18 / 5.66        4.73 / 5.10        01/08 - 08/12 /
                                                                                                                     01/08 - 09/17
------------------------------------------------------------------------------------------------------------------------------------
    M-3                                                     ***Not Offered - 144A Offering***
------------------------------------------------------------------------------------------------------------------------------------
    B-1                                                     ***Not Offered - 144A Offering**
------------------------------------------------------------------------------------------------------------------------------------
    B-2                                                     ***Not Offered - 144A Offering**
------------------------------------------------------------------------------------------------------------------------------------
    B-3                                                     ***Not Offered - 144A Offering**
------------------------------------------------------------------------------------------------------------------------------------
    B-4                                                     ***Not Offered - 144A Offering**
------------------------------------------------------------------------------------------------------------------------------------


----------------------------
              Initial Credit
               Enhancement
   Class         Level(5)
----------------------------
    A-1
----------------------------
    A-2           18.40%

----------------------------
    M-1           12.15%

----------------------------
    M-2           7.30%

----------------------------
    M-3
----------------------------
    B-1
----------------------------
    B-2
----------------------------
    B-3
----------------------------
    B-4
----------------------------

      (1)   Subject to a variance of plus or minus 5%.

      (2)   Pricing will assume the 10% optional clean-up call is exercised.

      (3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.

      (4)   Assumes pricing at par.

      (5)   Includes 1.75% overcollateralization.

The Class A-2, Class M-1 and Class M-2 are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.
--------------------------------------------------------------------------------
Summary of Terms
--------------------------------------------------------------------------------
Issuer:                                   Securitized Asset Backed Receivables
                                          LLC Trust 2004-NC3
--------------------------------------------------------------------------------
Depositor:                                Securitized Asset Backed Receivables
                                          LLC
--------------------------------------------------------------------------------
Originator:                               New Century Mortgage Corporation
--------------------------------------------------------------------------------
Servicer:                                 Litton Loan Servicing LP, a wholly
                                          owned subsidiary of Credit-Based Asset
                                          Servicing and Securitization, LLC
                                          ("C-BASS")
--------------------------------------------------------------------------------
Trustee:                                  Deutsche Bank National Trust Company
--------------------------------------------------------------------------------
Lead Manager:                             Barclays Capital Inc.
--------------------------------------------------------------------------------
Rating Agencies:                          S&P/Moody's/Fitch
--------------------------------------------------------------------------------
Offered Certificates:                     The Class A-2, M-1 and M-2
                                          certificates
--------------------------------------------------------------------------------
LIBOR Certificates:                       The Class A-1, M-3, B-1, B-2, B-3 and
                                          B-4 certificates and the Offered
                                          Certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Expected Closing Date:                    November 23, 2004
--------------------------------------------------------------------------------
Delivery:                                 DTC, Euroclear and Clearstream.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution Dates:                       The 25th of each month, or if such day
                                          is not a business day, on the next
                                          business day, beginning in December
                                          2004.
--------------------------------------------------------------------------------
Final Scheduled Distribution Date:        The Distribution Date occurring in
                                          September 2034.
--------------------------------------------------------------------------------
Due Period:                               With respect to any Distribution Date,
                                          the period commencing on the second
                                          day of the calendar month preceding
                                          the month in which the Distribution
                                          Date occurs and ending on the first
                                          day of the calendar month in which
                                          that Distribution Date occurs.
--------------------------------------------------------------------------------
Prepayment Period:                        With respect to any Distribution Date,
                                          with respect to any Principal
                                          Prepayments (including all unscheduled
                                          receipts of principal on the Mortgage
                                          Loans), the period from and including
                                          the 16th day of the month preceding
                                          the month in which such Distribution
                                          Date occurs (or, in the case of the
                                          first Distribution Date, from the
                                          Cut-off Date) to and including the
                                          15th day of the month in which such
                                          Distribution Date occurs.
--------------------------------------------------------------------------------
Interest Accrual Period:                  With respect to any Distribution Date,
                                          the period commencing on the
                                          immediately preceding Distribution
                                          Date (or, for the initial Distribution
                                          Date, the closing date) and ending on
                                          the day immediately preceding the
                                          current Distribution Date.
--------------------------------------------------------------------------------
Accrued Interest:                         The price to be paid by investors for
                                          the Offered Certificates will not
                                          include accrued interest, and
                                          therefore will settle flat.
--------------------------------------------------------------------------------
Interest Day Count:                       Actual/360.
--------------------------------------------------------------------------------
Interest Payment Delay:                   Zero days
--------------------------------------------------------------------------------
Cut-off Date:                             November 1, 2004
--------------------------------------------------------------------------------
Tax Status:                               The Offered Certificates will be
                                          treated as "regular interests" in a
                                          REMIC for federal income tax purposes.
--------------------------------------------------------------------------------
ERISA Eligibility:                        The Offered Certificates are expected
                                          to be ERISA eligible.
--------------------------------------------------------------------------------
SMMEA Eligibility:                        The Class A-2 and Class M-1
                                          certificates are expected to
                                          constitute "mortgage related
                                          securities" for purposes of SMMEA. The
                                          Class M-2 certificates are not
                                          expected to constitute "mortgage
                                          related securities" for purposes of
                                          SMMEA.
--------------------------------------------------------------------------------
Class A Certificates:                     Collectively, the Class A-1 and Class
                                          A-2 certificates.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Loans:                           The mortgage loans to be included in
                                          the trust will be adjustable-rate
                                          sub-prime mortgage loans secured by
                                          first-lien mortgages or deeds of trust
                                          on residential real properties. All of
                                          the mortgage loans were purchased by
                                          an affiliate of the depositor from NC
                                          Capital Corporation, which in turn
                                          acquired them from its affiliate, New
                                          Century Mortgage Corporation. On the
                                          closing date, the trust will acquire
                                          the mortgage loans. The aggregate
                                          scheduled principal balance of the
                                          mortgage loans as of the Cut-off Date
                                          will be approximately $300,847,239.
                                          All of the mortgage loans are
                                          adjustable-rate mortgage loans and all
                                          of the mortgage loans will pay
                                          interest only for either a period of
                                          two or three years after orgination.
                                          All of the mortgage loans are
                                          first-lien mortgage loans. The
                                          information regarding the mortgage
                                          loans set forth below that is based on
                                          the principal balance of the mortgage
                                          loans as of the Cut-off Date assumes
                                          the timely receipt of principal
                                          scheduled to be paid on the mortgage
                                          loans as of the Cut-off Date and no
                                          delinquencies or defaults, with the
                                          exception of 30- to 59-day
                                          delinquencies comprising 1.20% of the
                                          aggregate scheduled principal balance
                                          of the mortgage loans on the Cut-off
                                          Date. See the attached collateral
                                          descriptions for additional
                                          information on the initial mortgage
                                          loans as of the Cut-off Date.
--------------------------------------------------------------------------------
Group I Mortgage Loans:                   Approximately $206.4 million of
                                          mortgage loans that have original
                                          principal balances that conform to the
                                          original principal balance limits for
                                          one- to four- family residential
                                          mortgage loan guidelines for purchase
                                          adopted by Freddie Mac and Fannie Mae.
--------------------------------------------------------------------------------
Group II Mortgage Loans:                  Approximately $94.4 million of
                                          mortgage loans that predominantly have
                                          original principal balances that do
                                          not conform to the original principal
                                          balance limits for one- to four-
                                          family residential mortgage loan
                                          guidelines for purchase adopted by
                                          Freddie Mac and Fannie Mae.
--------------------------------------------------------------------------------
Monthly Servicer Advances:                The Servicer will be obligated to
                                          advance its own funds in an amount
                                          equal to the aggregate of all payments
                                          of principal (except with respect to
                                          the mortgage loans during the
                                          interest-only period) and interest
                                          (net of servicing fees), as
                                          applicable, that were due during the
                                          related due period on the mortgage
                                          loans and not received by the
                                          applicable Servicer determination
                                          date. Advances are required to be made
                                          only to the extent they are deemed by
                                          the Servicer to be recoverable from
                                          related late collections, insurance
                                          proceeds, condemnation proceeds,
                                          liquidation proceeds or subsequent
                                          recoveries.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Pricing Prepayment Speed:                 25% CPR
--------------------------------------------------------------------------------
Credit Enhancement:                       The credit enhancement provided for
                                          the benefit of the holders of the
                                          certificates consists solely of: (a)
                                          the use of excess interest to cover
                                          losses on the mortgage loans and as a
                                          distribution of principal to maintain
                                          overcollateralization; (b) the
                                          subordination of distributions on the
                                          more subordinate classes of
                                          certificates to the required
                                          distributions on the more senior
                                          classes of certificates; and (c) the
                                          allocation of losses to the most
                                          subordinate classes of certificates.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Senior Enhancement Percentage:            For any Distribution Date, the
                                          percentage obtained by dividing (x)
                                          the sum of (i) the aggregate Class
                                          Certificate Balances of the Class M
                                          and Class B certificates and (ii) the
                                          Subordinated Amount (in each case
                                          after taking into account the
                                          distributions of the related Principal
                                          Distribution Amount for that
                                          Distribution Date) by (y) the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans for that
                                          Distribution Date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Stepdown Date:                            The later to occur of:

                                            (i)    the earlier to occur of:

                                                    (a) the Distribution Date in
                                                    December 2007 and

                                                    (b) the Distribution Date
                                                    following the Distribution
                                                    Date on which the aggregate
                                                    Class Certificate Balances
                                                    of the Class A certificates
                                                    have been reduced to zero;
                                                    and

                                            (ii)   the first Distribution Date
                                                   on which the Senior
                                                   Enhancement Percentage
                                                   (calculated for this purpose
                                                   only after taking into
                                                   account payments of principal
                                                   applied to reduce the Stated
                                                   Principal Balance of the
                                                   mortgage loans for that
                                                   Distribution Date but prior
                                                   to any applications of
                                                   Principal Distribution Amount
                                                   to the certificates) is
                                                   greater than or equal to the
                                                   Specified Senior Enhancement
                                                   Percentage (approximately
                                                   36.80%).
--------------------------------------------------------------------------------
Trigger Event:                            Either a Cumulative Loss Trigger Event
                                          or a Delinquency Trigger Event.
--------------------------------------------------------------------------------
Delinquency Trigger Event:                With respect to any Distribution Date,
                                          the circumstances in which the
                                          quotient (expressed as a percentage)
                                          of (x) the rolling three-month average
                                          of the aggregate unpaid principal
                                          balance of mortgage loans that are 60
                                          days or more delinquent (including
                                          mortgage loans in foreclosure,
                                          mortgage loans related to REO property
                                          and mortgage loans where the mortgagor
                                          has filed for bankruptcy) and (y) the
                                          aggregate unpaid principal balance of
                                          the mortgage loans as of the last day
                                          of the related Due Period, equals or
                                          exceeds 40% of the prior period's
                                          Senior Enhancement Percentage.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Cumulative Loss Trigger Event:            With respect to any Distribution Date,
                                          the circumstances in which the
                                          aggregate amount of realized losses
                                          incurred since the Cut-off Date
                                          through the last day of the related
                                          Due Period divided by the aggregate
                                          Stated Principal Balance of the
                                          mortgage loans as of the Cut-off Date
                                          exceeds the applicable percentages
                                          described below with respect to such
                                          Distribution Date.

                                          Distribution Date Occurring in                 Loss Percentage
                                          ------------------------------                 ---------------
                                          December 2007 through November 2008            3.000% for the first month, plus an
                                                                                         additional 1/12th of 1.000% for each
                                                                                         month thereafter (e.g., 3.500% in
                                                                                         June 2008)
                                          December 2008 through November 2009            4.000% for the first month, plus an
                                                                                         additional 1/12th of 0.500% for each
                                                                                         month thereafter (e.g., 4.250% in
                                                                                         June 2009)
                                          December 2009 through November 2010            4.500% for the first month, plus an
                                                                                         additional 1/12th of 0.250% for each
                                                                                         month thereafter (e.g., 4.625% in
                                                                                         June 2010)
                                          December 2010 and thereafter                   4.750%

--------------------------------------------------------------------------------

Optional Clean-up Call:                   The Servicer, or an affiliate of the
                                          Servicer, may, at its option, purchase
                                          the mortgage loans and REO properties
                                          and terminate the trust on any
                                          Distribution Date when the aggregate
                                          Stated Principal Balance of the
                                          mortgage loans, as of the last day of
                                          the related due period, is equal to or
                                          less than 10% of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans as of the Cut-off Date.

--------------------------------------------------------------------------------

Credit Enhancement Percentage:            Initial Credit Enhancement                      Target Credit Enhancement
                                          Class A: 18.40%                                      Class A: 36.80%
                                          Class M-1: 12.15%                                   Class M-1: 24.30%
                                          Class M-2: 7.30%                                    Class M-2: 14.60%
                                          Class M-3: 5.80%                                    Class M-3: 11.60%
                                          Class B-1: 4.60%                                    Class B-1: 9.20%
                                          Class B-2: 3.45%                                    Class B-2: 6.90%
                                          Class B-3: 2.75%                                    Class B-3: 5.50%
                                          Class B-4: 1.75%                                    Class B-4: 3.50%

--------------------------------------------------------------------------------
Step-up Coupons:                          For all LIBOR Certificates the
                                          interest rate will increase after the
                                          Optional Clean-up Call date, if the
                                          call is not exercised. At that time,
                                          the Class A fixed margin will be 2x
                                          the initial fixed margin and the Class
                                          M and Class B fixed margins will be
                                          1.5x the initial fixed margins.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A-1 Pass-Through Rate:              The Class A-1 certificates will accrue
                                          interest at a per annum rate equal to
                                          the lesser of:
                                            (i)   one-month LIBOR plus [ ] bps
                                                  ([ ] bps after the first
                                                  Distribution Date on which the
                                                  Optional Clean-up Call is
                                                  exercisable) and
                                            (ii)  the Group I Loan Cap.
--------------------------------------------------------------------------------
Class A-2 Pass-Through Rate:              The Class A-2 certificates will accrue
                                          interest at a per annum rate equal to
                                          the lesser of:
                                            (i)   one-month LIBOR plus [ ] bps
                                                  ([ ] bps after the first
                                                  Distribution Date on which the
                                                  Optional Clean-up Call is
                                                  exercisable) and
                                            (ii)  the Group II Loan Cap.
--------------------------------------------------------------------------------
Class M-1 Pass-Through Rate:              The Class M-1 certificates will accrue
                                          interest at a per annum rate equal to
                                          the lesser of:
                                            (i)   one-month LIBOR plus [ ] bps
                                                  ([ ] bps after the first
                                                  Distribution Date on which the
                                                  Optional Clean-up Call is
                                                  exercisable) and
                                            (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class M-2 Pass-Through Rate:              The Class M-2 certificates will accrue
                                          interest at a per annum rate equal to
                                          the lesser of:
                                            (i)   one-month LIBOR plus [ ] bps
                                                  ([ ] bps after the first
                                                  Distribution Date on which the
                                                  Optional Clean-up Call is
                                                  exercisable and
                                            (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class M-3 Pass-Through Rate:              The Class M-3 certificates will accrue
                                          interest at a per annum rate equal to
                                          the lesser of:
                                            (i)   one-month LIBOR plus [ ] bps
                                                  ([ ] bps after the first
                                                  Distribution Date on which the
                                                  Optional Clean-up Call is
                                                  exercisable) and
                                            (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class B-1 Pass-Through Rate:              The Class B-1 certificates will accrue
                                          interest at a per annum rate equal to
                                          the lesser of:
                                            (i)   one-month LIBOR plus [ ] bps
                                                  ([ ] bps after the first
                                                  Distribution Date on which the
                                                  Optional Clean-up Call is
                                                  exercisable) and
                                            (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class B-2 Pass-Through Rate:              The Class B-2 certificates will accrue
                                          interest at a per annum rate equal to
                                          the lesser of:
                                            (i)   one-month LIBOR plus [ ] bps
                                                  ([ ] bps after the first
                                                  Distribution Date on which the
                                                  Optional Clean-up Call is
                                                  exercisable) and
                                            (ii)  the Pool Cap.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B-3 Pass-Through Rate:              The Class B-3 certificates will accrue
                                          interest at a per annum rate equal to
                                          the lesser of:
                                            (i)     one-month LIBOR plus [ ] bps
                                                    ([ ] bps after the first
                                                    Distribution Date on which
                                                    the Optional Clean-up Call
                                                    is exercisable) and
                                            (ii)    the Pool Cap.
--------------------------------------------------------------------------------
Class B-4 Pass-Through Rate:              The Class B-4 certificates will accrue
                                          interest at a per annum rate equal to
                                          the lesser of:
                                            (i)     one-month LIBOR plus [ ] bps
                                                    ([ ] bps after the first
                                                    Distribution Date on which
                                                    the Optional Clean-up Call
                                                    is exercisable) and
                                            (ii)    the Pool Cap.
--------------------------------------------------------------------------------
Group I Loan Cap:                         Product of:
                                            (i)     the weighted average of the
                                                    mortgage rates for each
                                                    group I mortgage loan (in
                                                    each case, less the
                                                    applicable Expense Fee Rate)
                                                    then in effect on the
                                                    beginning of the related Due
                                                    Period and
                                            (ii)    a fraction, the numerator of
                                                    which is 30 and the
                                                    denominator of which is the
                                                    actual number of days in the
                                                    related Interest Accrual
                                                    Period.
--------------------------------------------------------------------------------
Group II Loan Cap:                        Product of:
                                            (i)     the weighted average of the
                                                    mortgage rates for each
                                                    group II mortgage loan (in
                                                    each case, less the
                                                    applicable Expense Fee Rate)
                                                    then in effect on the
                                                    beginning of the related Due
                                                    Period and
                                            (ii)    a fraction, the numerator of
                                                    which is 30 and the
                                                    denominator of which is the
                                                    actual number of days in the
                                                    related Interest Accrual
                                                    Period.
--------------------------------------------------------------------------------
Pool Cap:                                 Product of:
                                            (i)     the weighted average of (x)
                                                    the mortgage rates for each
                                                    group I mortgage loan (in
                                                    each case, less the
                                                    applicable Expense Fee Rate)
                                                    and (y) the mortgage rates
                                                    for each group II mortgage
                                                    loan (in each case, less the
                                                    applicable Expense Fee Rate)
                                                    then in effect on the
                                                    beginning of the related Due
                                                    Period, in each case
                                                    weighted on the basis of the
                                                    related Group Subordinate
                                                    Amount and
                                            (ii)    a fraction, the numerator of
                                                    which is 30 and the
                                                    denominator of which is the
                                                    actual number of days in the
                                                    related Interest Accrual
                                                    Period.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Group Subordinate Amount:                 For any Distribution Date,
                                            (i)     for the Group I Mortgage
                                                    Loans, will be equal to the
                                                    excess of the aggregate
                                                    principal balance of the
                                                    Group I Mortgage Loans as of
                                                    the beginning of the related
                                                    Due Period over the Class
                                                    Certificate Balance of the
                                                    Class A-1 certificates
                                                    immediately prior to such
                                                    Distribution Date and
                                            (ii)    for the Group II Mortgage
                                                    Loans, will be equal to the
                                                    excess of the aggregate
                                                    principal balance of the
                                                    Group II Mortgage Loans as
                                                    of the beginning of the
                                                    related Due Period over the
                                                    Class Certificate Balance of
                                                    the Class A-2 certificates
                                                    immediately prior to such
                                                    Distribution Date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Basis Risk Carry Forward                  On any Distribution Date and for any
Amount:                                   class of LIBOR Certificates is
                                          the sum of:

                                          (x) the excess of:

                                          (i) the amount of interest that class
                                          of certificates would have been
                                          entitled to receive on that
                                          Distribution Date had the Pass-Through
                                          Rate not been subject to the Group I
                                          Loan Cap, the Group II Loan Cap or the
                                          Pool Cap, as applicable, over

                                          (ii) the amount of interest that class
                                          of certificates received on that
                                          Distribution Date based on the Group I
                                          Loan Cap, the Group II Loan Cap, or
                                          the Pool Cap, as applicable, and

                                          (y) the unpaid portion of any such
                                          excess described in clause (x) from
                                          prior Distribution Dates (and related
                                          accrued interest at the then
                                          applicable Pass-Through Rate on that
                                          class of certificates, without giving
                                          effect to the Group I Loan Cap, the
                                          Group II Loan Cap or the Pool Cap, as
                                          applicable).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Interest Distributions on the             On each Distribution Date and after
LIBOR Certificates:                       payments of servicing and trustee fees
                                          and other expenses, interest
                                          distributions from the Interest
                                          Remittance Amount will be allocated as
                                          follows:
                                          (i)      the portion of the Interest
                                                   Remittance Amount
                                                   attributable to the Group I
                                                   Mortgage Loans will be
                                                   allocated according to the
                                                   related Accrued Certificate
                                                   Interest and any unpaid
                                                   interest shortfall amounts
                                                   for such class, as
                                                   applicable, first, to the
                                                   Class A-1 Certificates and
                                                   second, to the Class A-2
                                                   Certificates;
                                          (ii)     the portion of the Interest
                                                   Remittance Amount
                                                   attributable to the Group II
                                                   Mortgage Loans will be
                                                   allocated according to the
                                                   related Accrued Certificate
                                                   Interest and any unpaid
                                                   interest shortfall amounts
                                                   for such class, as
                                                   applicable, first, to the
                                                   Class A-2 Certificates and
                                                   second, to the Class A-1
                                                   Certificates;
                                          (iii)    to the Class M-1
                                                   certificates, their Accrued
                                                   Certificate Interest;
                                          (iv)     to the Class M-2
                                                   certificates, their Accrued
                                                   Certificate Interest;
                                          (v)      to the Class M-3
                                                   certificates, their Accrued
                                                   Certificate Interest;
                                          (vi)     to the Class B-1
                                                   certificates, their Accrued
                                                   Certificate Interest;
                                          (vii)    to the Class B-2
                                                   certificates, their Accrued
                                                   Certificate Interest;
                                          (viii)   to the Class B-3
                                                   certificates, their Accrued
                                                   Certificate Interest; and
                                          (ix)     to the Class B-4
                                                   certificates, their Accrued
                                                   Certificate Interest.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Principal Distribution on the LIBOR       On each Distribution Date (a) prior to
Certificates:                             the Stepdown Date or (b) on which a
                                          Trigger Event is in effect, principal
                                          distributions from the Principal
                                          Distribution Amount will be allocated
                                          as follows:
                                           (i)     to the Class A certificates,
                                                   allocated between the Class A
                                                   certificates as described
                                                   below, until their Class
                                                   Certificate Balances have
                                                   been reduced to zero;
                                           (ii)    to the Class M-1
                                                   certificates, until their
                                                   Class Certificate Balance has
                                                   been reduced to zero;
                                           (iii)   to the Class M-2
                                                   certificates, until their
                                                   Class Certificate Balance has
                                                   been reduced to zero;
                                           (iv)    to the Class M-3
                                                   certificates, until their
                                                   Class Certificate Balance has
                                                   been reduced to zero;
                                           (v)     to the Class B-1
                                                   certificates, until their
                                                   Class Certificate Balance has
                                                   been reduced to zero;
                                           (vi)    to the Class B-2
                                                   certificates, until their
                                                   Class Certificate Balance has
                                                   been reduced to zero;
                                           (vii)   to the Class B-3
                                                   certificates, until their
                                                   Class Certificate Balance has
                                                   been reduced to zero; and
                                           (viii)  to the Class B-4
                                                   certificates, until their
                                                   Class Certificate Balance has
                                                   been reduced to zero
                                          On each Distribution Date (a) on or
                                          after the Stepdown Date and (b) on
                                          which a Trigger Event is not in
                                          effect, the principal distributions
                                          from the Principal Distribution Amount
                                          will be allocated as follows:
                                           (i)     to the Class A certificates,
                                                   the lesser of the Principal
                                                   Distribution Amount and the
                                                   Class A Principal
                                                   Distribution Amount,
                                                   allocated between the Class A
                                                   Certificates as described
                                                   below, until their Class
                                                   Certificate Balances have
                                                   been reduced to zero;
                                           (ii)    to the Class M-1
                                                   certificates, the lesser of
                                                   the remaining Principal
                                                   Distribution Amount and the
                                                   Class M-1 Principal
                                                   Distribution Amount, until
                                                   their Class Certificate
                                                   Balance has been reduced to
                                                   zero;
                                           (iii)   to the Class M-2
                                                   certificates, the lesser of
                                                   the remaining Principal
                                                   Distribution Amount and the
                                                   Class M-2 Principal
                                                   Distribution Amount, until
                                                   their Class Certificate
                                                   Balance has been reduced to
                                                   zero;
                                           (iv)    to the Class M-3
                                                   certificates, the lesser of
                                                   the remaining Principal
                                                   Distribution Amount and the
                                                   Class M-3 Principal
                                                   Distribution Amount, until
                                                   their Class Certificate
                                                   Balance has been reduced to
                                                   zero;
                                           (v)     to the Class B-1
                                                   certificates, the lesser of
                                                   the remaining Principal
                                                   Distribution Amount and the
                                                   Class B-1 Principal
                                                   Distribution Amount, until
                                                   their Class Certificate
                                                   Balance has been reduced to
                                                   zero;
--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Distribution on the              (vi)    to the Class B-2
LIBOR Certificates (cont'd):                       certificates, the lesser of
                                                   the remaining Principal
                                                   Distribution Amount and the
                                                   Class B-2 Principal
                                                   Distribution Amount, until
                                                   their Class Certificate
                                                   Balance has been reduced to
                                                   zero;
                                           (vii)   to the Class B-3
                                                   certificates, the lesser of
                                                   the remaining Principal
                                                   Distribution Amount and the
                                                   Class B-3 Principal
                                                   Distribution Amount, until
                                                   their Class Certificate
                                                   Balance has been reduced to
                                                   zero; and
                                           (viii)  to the Class B-4
                                                   certificates, the lesser of
                                                   he remaining Principal
                                                   Distribution Amount and the
                                                   Class B-4 Principal
                                                   Distribution Amount, until
                                                   their Class Certificate
                                                   Balance has been reduced to
                                                   zero.
--------------------------------------------------------------------------------
Allocation of Principal Payments          All principal distributions to the
to Class A Certificates:                  holders of the Class A certificates on
                                          any Distribution Date will be
                                          allocated concurrently, between the
                                          Class A-1 certificates and the Class
                                          A-2 certificates on a pro rata basis
                                          based on the Class A Principal
                                          Allocation Percentage for each of
                                          those classes for that Distribution
                                          Date. However, if the Class
                                          Certificate Balance of either class of
                                          Class A certificates is reduced to
                                          zero, then the remaining amount of
                                          principal distributions distributable
                                          to the Class A certificates on that
                                          Distribution Date, and the amount of
                                          those principal distributions
                                          distributable on all subsequent
                                          Distribution Dates, will be
                                          distributed to the holders of the
                                          other class of Class A certificates
                                          remaining outstanding, in accordance
                                          with the principal distribution
                                          allocations described in this
                                          paragraph, until their Class
                                          Certificate Balance has been reduced
                                          to zero. Any distributions of
                                          principal to the Class A-1
                                          certificates will be made first from
                                          payments relating to the Group I
                                          Mortgage to Loans, and any
                                          distributions of principal to the
                                          Class A-2 certificates will be made
                                          first from payments relating to the
                                          Group II Mortgage Loans.
--------------------------------------------------------------------------------
Cap Provider:                             Barclays Bank PLC, as Cap Provider, is
                                          a bank authorized and regulated by the
                                          United Kingdom's Financial Services
                                          Authority and is a member of the
                                          London Stock Exchange. As of the date
                                          hereof, Barclays Bank PLC is rated AA+
                                          by Fitch, AA by S&P and Aa1 by
                                          Moody's.
--------------------------------------------------------------------------------
Interest Rate Cap Agreements:             The LIBOR Certificates (other than the
                                          Class A-1 certificates) will have the
                                          benefit of three interest rate cap
                                          agreements provided by the Cap
                                          Provider. All obligations of the trust
                                          under the interest rate cap agreements
                                          will be paid on or prior to the
                                          Closing Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A-2 Interest Rate Cap:              The Class A-2 certificates will have
                                          the benefit of an interest rate cap
                                          agreement (the "Class A-2 Cap
                                          Agreement"), with an initial notional
                                          amount of $7,705,400 provided by the
                                          Cap Provider. In connection with the
                                          first 32 Distribution Dates, the Cap
                                          Provider will be obligated under the
                                          Class A-2 Cap Agreement to pay to the
                                          trustee, for deposit into the Excess
                                          Reserve Fund Account, an amount equal
                                          to the product of (a) the excess, if
                                          any, of the lesser of (i) the 1-month
                                          LIBOR rate as of that Distribution
                                          Date and (ii) a cap ceiling rate of
                                          9.60%, over a specified cap strike
                                          rate (ranging from 5.41% to 9.56%),
                                          and (b) the product of the Class A-2
                                          notional balance and the index rate
                                          multiplier set forth in the attached
                                          interest rate cap schedule for that
                                          Distribution Date, based on an
                                          "actual/360" basis. The Cap Provider's
                                          obligations under the Class A-2 Cap
                                          Agreement will terminate following the
                                          Distribution Date in July 2007.
--------------------------------------------------------------------------------
Class M Interest Rate Cap:                The Class M certificates will have the
                                          benefit of an interest rate cap
                                          agreement (the "Class M Cap
                                          Agreement"), with an initial notional
                                          amount of $3,790,700 provided by the
                                          Cap Provider. In connection with the
                                          first 32 Distribution Dates, the Cap
                                          Provider will be obligated under the
                                          Class M Cap Agreement to pay to the
                                          trustee, for deposit into the Excess
                                          Reserve Fund Account, an amount equal
                                          to the product of (a) the excess, if
                                          any, of the lesser of (i) the 1-month
                                          LIBOR rate as of that Distribution
                                          Date and (ii) a cap ceiling rate of
                                          8.54%, over a specified cap strike
                                          rate (ranging from 4.75% to 8.48%),
                                          and (b) the product of the Class M
                                          notional balance and the index rate
                                          multiplier set forth in the attached
                                          interest rate cap schedule for that
                                          Distribution Date, based on an
                                          "actual/360" basis. The Cap Provider's
                                          obligations under the Class M Cap
                                          Agreement will terminate following the
                                          Distribution Date in July 2007.
--------------------------------------------------------------------------------
Class B Interest Rate Cap:                The Class B certificates will have the
                                          benefit of an interest rate cap
                                          agreement (the "Class B Cap
                                          Agreement"), with an initial notional
                                          amount of $1,218,400 provided by the
                                          Cap Provider. In connection with the
                                          first 32 Distribution Dates, the Cap
                                          Provider will be obligated under the
                                          Class B Cap Agreement to pay to the
                                          trustee, for deposit into the Excess
                                          Reserve Fund Account, an amount equal
                                          to the product of (a) the excess, if
                                          any, of the lesser of (i) the 1-month
                                          LIBOR rate as of that Distribution
                                          Date and (ii) a cap ceiling rate of
                                          7.16%, over a specified cap strike
                                          rate (ranging from 3.37% to 7.10%),
                                          and (b) the product of the Class B
                                          notional balance and the index rate
                                          multiplier for that Distribution Date,
                                          based on an "actual/360" basis. The
                                          Cap Provider's obligations under the
                                          Class B Cap Agreement will terminate
                                          following the Distribution Date in
                                          July 2007.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Net Monthly Excess          For any Distribution Date, any Net
Cash Flow:                                Monthly Excess Cash Flow shall be paid
                                          as follows:

                                          (a)   to the holders of the Class M-1
                                                certificates, any Unpaid
                                                Interest Amount;

                                          (b)   to the holders of the Class M-1
                                                certificates, any Unpaid
                                                Realized Loss Amount;

                                          (c)   to the holders of the Class M-2
                                                certificates, any Unpaid
                                                Interest Amount;

                                          (d)   to the holders of the Class M-2
                                                certificates, any Unpaid
                                                Realized Loss Amount;

                                          (e)   to the holders of the Class M-3
                                                certificates, any Unpaid
                                                Interest Amount;

                                          (f)   to the holders of the Class M-3
                                                certificates, any Unpaid
                                                Realized Loss Amount;

                                          (g)   to the holders of the Class B-1
                                                certificates, any Unpaid
                                                Interest Amount;

                                          (h)   to the holders of the Class B-1
                                                certificates, any Unpaid
                                                Realized Loss Amount;

                                          (i)   to the holders of the Class B-2
                                                certificates, any Unpaid
                                                Interest Amount;

                                          (j)   to the holders of the Class B-2
                                                certificates, any Unpaid
                                                Realized Loss Amount;

                                          (k)   to the holders of the Class B-3
                                                certificates, any Unpaid
                                                Interest Amount;

                                          (l)   to the holders of the Class B-3
                                                certificates, any Unpaid
                                                Realized Loss Amount;

                                          (m)   to the holders of the Class B-4
                                                certificates, any Unpaid
                                                Interest Amount;

                                          (n)   to the holders of the Class B-4
                                                certificates, any Unpaid
                                                Realized Loss Amount;

                                          (o)   to the Excess Reserve Fund
                                                Account, the amount of any Basis
                                                Risk Payment for that
                                                Distribution Date;


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Net Monthly Excess          (p)   (i) from any Class A-2 Interest
Cash Flow (cont'd):                             Rate Cap Payment on deposit in
                                                the Excess Reserve Fund Account
                                                with respect to that
                                                Distribution Date, an amount
                                                equal to any unpaid remaining
                                                Basis Risk Carry Forward Amount
                                                with respect to the Class A-2
                                                certificates for that
                                                Distribution Date to the Class
                                                A-2 certificates, (ii) from any
                                                Class M Interest Cap Payment on
                                                deposit in the Excess Reserve
                                                Fund Account with respect to
                                                that Distribution Date, an
                                                amount equal to any unpaid
                                                remaining Basis Risk Carry
                                                Forward Amount with respect to
                                                the Class M certificates for
                                                that Distribution Date,
                                                allocated (a) first, among the
                                                Class M-1 Certificates, Class
                                                M-2 Certificates and Class M-3
                                                Certificates, as applicable, pro
                                                rata, based upon their
                                                respective Class Certificate
                                                Balances (and only with respect
                                                to those Class M Certificates
                                                with an outstanding Basis Risk
                                                Carry Forward Amount) and (b)
                                                second, any remaining amounts to
                                                the Class M-1, Class M-2 and
                                                Class M-3 certificates, pro
                                                rata, based on any Basis Risk
                                                Carry Forward Amounts remaining
                                                unpaid, in order to reimburse
                                                such unpaid amounts, and (iii)
                                                from any Class B Interest Rate
                                                Cap Payment on deposit in the
                                                Excess Reserve Fund Account with
                                                respect to that Distribution
                                                Date, an amount equal to any
                                                unpaid remaining Basis Risk
                                                Carry Forward Amount with
                                                respect to the Class B
                                                certificates for that
                                                Distribution Date, allocated (a)
                                                first, among the Class B-1,
                                                Class B-2, Class B-3 and Class
                                                B-4 certificates, pro rata,
                                                based upon their respective
                                                Class Certificate Balances (and
                                                only with respect to those Class
                                                B Certificates with an
                                                outstanding Basis Risk Carry
                                                Forward Amount) and (b) second,
                                                any remaining amounts to the
                                                Class B-1, Class B-2, Class B-3
                                                and Class B-4 certificates, pro
                                                rata, based on any Basis Risk
                                                Carry Forward Amounts remaining
                                                unpaid, in order to reimburse
                                                such unpaid amounts;

                                          (q)   from funds on deposit in the
                                                Excess Reserve Fund Account (not
                                                including any Interest Rate Cap
                                                Payment included in that
                                                account) with respect to that
                                                Distribution Date, an amount
                                                equal to any unpaid Basis Risk
                                                Carry Forward Amount with
                                                respect to the LIBOR
                                                Certificates for that
                                                Distribution Date to the LIBOR
                                                Certificates in the same order
                                                and priority in which Accrued
                                                Certificate Interest is
                                                allocated among those classes of
                                                certificates;

                                          (r)   to the Class X certificates,
                                                those amounts as described in
                                                the pooling and servicing
                                                agreement; and

                                          (s)   to the holders of the Class R
                                                certificates, any remaining
                                                amount.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Interest Remittance Amount:               With respect to any Distribution Date
                                          and the mortgage loans in a loan
                                          group, that portion of available funds
                                          attributable to interest relating to
                                          mortgage loans in that mortgage loan
                                          group.
--------------------------------------------------------------------------------
Accrued Certificate Interest:             For each class of LIBOR Certificates
                                          on any Distribution Date, the amount
                                          of interest accrued during the related
                                          Interest Accrual Period on the related
                                          Class Certificate Balance immediately
                                          prior to such Distribution Date at the
                                          related Pass-Through Rate, as reduced
                                          by that class's share of net
                                          prepayment interest shortfalls and any
                                          shortfalls resulting from the
                                          application of the Servicemembers
                                          Civil Relief Act or any similar state
                                          statute.
--------------------------------------------------------------------------------
Principal Distribution Amount:            For each Distribution Date will equal
                                          the sum of (i) the Basic Principal
                                          Distribution Amount for that
                                          Distribution Date and (ii) the Extra
                                          Principal Distribution Amount for that
                                          Distribution Date.
--------------------------------------------------------------------------------
Basic Principal Distribution Amount:      With respect to any Distribution Date,
                                          the excess of (i) the aggregate
                                          Principal Remittance Amount for that
                                          Distribution Date over (ii) the Excess
                                          Subordinated Amount, if any, for that
                                          Distribution Date.
--------------------------------------------------------------------------------
Net Monthly Excess Cash Flow:             Available Funds remaining after the
                                          amount necessary to make all payments
                                          of interest and principal to the LIBOR
                                          certificates.
--------------------------------------------------------------------------------
Extra Principal Distribution Amount:      As of any Distribution Date, the
                                          lesser of (x) the related Total
                                          Monthly Excess Spread for that
                                          Distribution Date and (y) the related
                                          Subordination Deficiency, if any, for
                                          that Distribution Date.
--------------------------------------------------------------------------------
Total Monthly Excess Spread:              As to any Distribution Date equals the
                                          excess, if any, of (x) the interest on
                                          the mortgage loans received by the
                                          Servicer on or prior to the related
                                          Determination Date or advanced by the
                                          Servicer for the related Servicer
                                          Remittance Date, net of the servicing
                                          fee and the trustee fee, over (y) the
                                          amount paid as interest to the
                                          Certificates at their respective
                                          Pass-Through Rates.
--------------------------------------------------------------------------------
Subordinated Amount:                      With respect to any Distribution Date,
                                          the excess, if any, of (a) the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans for that
                                          Distribution Date (after taking into
                                          account the distribution of principal
                                          to the mortgage loans for such
                                          Distribution Date) over (b) the
                                          aggregate Class Certificate Balance of
                                          the LIBOR Certificates as of that date
                                          (after taking into account the
                                          distribution of the Principal
                                          Remittance Amount on those
                                          certificates on that Distribution
                                          Date).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Specified Subordinated Amount:            Prior to the Stepdown Date, an amount
                                          equal to 1.75% of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans as of the Cut-off Date. On and
                                          after the Stepdown Date, an amount
                                          equal to 3.50% of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans for that Distribution Date,
                                          subject to a minimum amount equal to
                                          0.50% of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans as of the Cut-off Date;
                                          provided, however, that if, on any
                                          Distribution Date, a Trigger Event
                                          exists, the Specified Subordinated
                                          Amount will not be reduced to the
                                          applicable percentage of the then
                                          Stated Principal Balance of the
                                          mortgage loans but instead remain the
                                          same as the prior period's Specified
                                          Subordinated Amount until the
                                          Distribution Date on which a Trigger
                                          Event no longer exists. When the Class
                                          Certificate Balance of each class of
                                          LIBOR Certificates has been reduced to
                                          zero, the Specified Subordinated
                                          Amount will thereafter equal zero.
--------------------------------------------------------------------------------
Excess Subordinated Amount:               With respect to any Distribution Date,
                                          the excess, if any, of (a) the
                                          Subordinated Amount on that
                                          Distribution Date over (b) the
                                          Specified Subordinated Amount.
--------------------------------------------------------------------------------
Subordination Deficiency:                 With respect to any Distribution Date,
                                          the excess, if any, of (a) the
                                          Specified Subordinated Amount for that
                                          Distribution Date over (b) the
                                          Subordinated Amount for that
                                          Distribution Date.
--------------------------------------------------------------------------------
Principal Remittance Amount:              With respect to any Distribution Date,
                                          to the extent of funds available, the
                                          amount equal to the sum of the
                                          following amounts (without
                                          duplication) with respect to the
                                          related Due Period: (i) each scheduled
                                          payment of principal on a mortgage
                                          loan due during the related Due Period
                                          and received by the Servicer on or
                                          prior to the related Determination
                                          Date or advanced by the Servicer for
                                          the related Servicer Remittance Date;
                                          (ii) all full and partial principal
                                          prepayments on mortgage loans received
                                          during the related Prepayment Period;
                                          (iii) all net liquidation proceeds,
                                          condemnation proceeds, insurance
                                          proceeds and subsequent recoveries
                                          received on the mortgage loans and
                                          allocable to principal; (iv) the
                                          portion of the purchase price
                                          allocable to principal with respect to
                                          each deleted mortgage loan that was
                                          repurchased during the period from the
                                          prior Distribution Date through the
                                          business day prior to the current
                                          Distribution Date; (v) the
                                          Substitution Adjustment Amounts
                                          received in connection with the
                                          substitution of any mortgage loan as
                                          of that Distribution Date; and (vi)
                                          the allocable portion of the proceeds
                                          received with respect to any Optional
                                          Clean-up Call (to the extent they
                                          relate to principal).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A Principal Allocation              For any Distribution Date is the
Percentage:                               percentage equivalent of a fraction,
                                          determined as follows:

                                          (1)   with respect to the Class A-1
                                                certificates, a fraction, the
                                                numerator of which is the
                                                portion of the Principal
                                                Remittance Amount for that
                                                Distribution Date that is
                                                attributable to the principal
                                                received or advanced on the
                                                Group I Mortgage Loans and the
                                                denominator of which is the
                                                Principal Remittance Amount for
                                                that Distribution Date; and

                                          (2)   with respect to the Class A-2
                                                certificates, a fraction, the
                                                numerator of which is the
                                                portion of the Principal
                                                Remittance Amount for that
                                                Distribution Date that is
                                                attributable to the principal
                                                received or advanced on the
                                                Group II Mortgage Loans and the
                                                denominator of which is the
                                                Principal Remittance Amount for
                                                that Distribution Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Principal Distribution            For any Distribution Date is the
Amount:                                   excess of (a) the aggregate Class
                                          Certificate Balance of the Class A
                                          certificates immediately prior to that
                                          Distribution Date over (b) the lesser
                                          of (x) approximately 63.20% of the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans for that
                                          Distribution Date and (y) the excess,
                                          if any, of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans for that Distribution Date over
                                          $1,504,236.
--------------------------------------------------------------------------------
Class M-1 Principal Distribution          With respect to any Distribution Date
Amount:                                   is the excess of (i) the sum of (a)
                                          the aggregate Class Certificate
                                          Balances of the Class A certificates
                                          (after taking into account
                                          distribution of the Class A Principal
                                          Distribution Amount on that
                                          Distribution Date) and (b) the Class
                                          Certificate Balance of the Class M-1
                                          certificates immediately prior to that
                                          Distribution Date over (ii) the lesser
                                          of (a) approximately 75.70% of the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans for that
                                          Distribution Date and (b) the excess,
                                          if any, of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans for that Distribution Date over
                                          $1,504,236.
--------------------------------------------------------------------------------
Class M-2 Principal Distribution          With respect to any Distribution Date
Amount:                                   is the excess of (i) the sum of (a)
                                          the aggregate Class Certificate
                                          Balances of the Class A certificates
                                          (after taking into account
                                          distribution of the Class A Principal
                                          Distribution Amount on that
                                          Distribution Date), (b) the Class
                                          Certificate Balance of the Class M-1
                                          certificates (after taking into
                                          account distribution of the Class M-1
                                          Principal Distribution Amount on that
                                          Distribution Date) and (c) the Class
                                          Certificate Balance of the Class M-2
                                          certificates immediately prior to that
                                          Distribution Date over (ii) the lesser
                                          of (a) approximately 85.40% of the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans for that
                                          Distribution Date and (b) the excess,
                                          if any, of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans for that Distribution Date over
                                          $1,504,236.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M-3 Principal Distribution          With respect to any Distribution Date
Amount:                                   is the excess of (i) the sum of (a)
                                          the aggregate Class Certificate
                                          Balances of the Class A certificates
                                          (after taking into account
                                          distribution of the Class A Principal
                                          Distribution Amount on that
                                          Distribution Date), (b) the Class
                                          Certificate Balance of the Class M-1
                                          certificates (after taking into
                                          account distribution of the Class M-1
                                          Principal Distribution Amount on that
                                          Distribution Date), (c) the Class
                                          Certificate Balance of the Class M-2
                                          certificates (after taking into
                                          account distribution of the Class M-2
                                          Principal Distribution Amount on that
                                          Distribution Date) and (d) the Class
                                          Certificate Balance of the Class M-3
                                          certificates immediately prior to that
                                          Distribution Date over (ii) the lesser
                                          of (a) approximately 88.40% of the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans for that
                                          Distribution Date and (b) the excess,
                                          if any, of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans for that Distribution Date over
                                          $1,504,236.
--------------------------------------------------------------------------------
Class B-1 Principal Distribution          With respect to any Distribution Date
Amount:                                   is the excess of (i) the sum of (a)
                                          the aggregate Class Certificate
                                          Balances of the Class A certificates
                                          (after taking into account
                                          distribution of the Class A Principal
                                          Distribution Amount on that
                                          Distribution Date), (b) the Class
                                          Certificate Balance of the Class M-1
                                          certificates (after taking into
                                          account distribution of the Class M-1
                                          Principal Distribution Amount on that
                                          Distribution Date), (c) the Class
                                          Certificate Balance of the Class M-2
                                          certificates (after taking into
                                          account distribution of the Class M-2
                                          Principal Distribution Amount on that
                                          Distribution Date), (d) the Class
                                          Certificate Balance of the Class M-3
                                          certificates (after taking into
                                          account distribution of the Class M-3
                                          Principal Distribution Amount on that
                                          Distribution Date) and (e) the Class
                                          Certificate Balance of the Class B-1
                                          certificates immediately prior to that
                                          Distribution Date over (ii) the lesser
                                          of (a) approximately 90.80% of the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans for that
                                          Distribution Date and (b) the excess,
                                          if any, of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans for that Distribution Date over
                                          $1,504,236.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-2 Principal Distribution          With respect to any Distribution Date
Amount:                                   is the excess of (i) the sum of (a)
                                          the aggregate Class Certificate
                                          Balances of the Class A certificates
                                          (after taking into account
                                          distribution of the Class A Principal
                                          Distribution Amount on that
                                          Distribution Date), (b) the Class
                                          Certificate Balance of the Class M-1
                                          certificates (after taking into
                                          account distribution of the Class M-1
                                          Principal Distribution Amount on that
                                          Distribution Date), (c) the Class
                                          Certificate Balance of the Class M-2
                                          certificates (after taking into
                                          account distribution of the Class M-2
                                          Principal Distribution Amount on that
                                          Distribution Date), (d) the Class
                                          Certificate Balance of the Class M-3
                                          certificates (after taking into
                                          account distribution of the Class M-3
                                          Principal Distribution Amount on that
                                          Distribution Date), (e) the Class
                                          Certificate Balance of the Class B-1
                                          certificates (after taking into
                                          account distribution of the Class B-1
                                          Principal Distribution Amount on that
                                          Distribution Date) and (f) the Class
                                          Certificate Balance of the Class B-2
                                          certificates immediately prior to that
                                          Distribution Date over (ii) the lesser
                                          of (a) approximately 93.10% of the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans on that
                                          Distribution Date and (b) the excess,
                                          if any, of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans on that Distribution Date over
                                          $1,504,236.

--------------------------------------------------------------------------------
Class B-3 Principal Distribution          With respect to any Distribution Date
Amount:                                   is the excess of (i) the sum of (a)
                                          the aggregate Class Certificate
                                          Balances of the Class A certificates
                                          (after taking into account
                                          distribution of the Class A Principal
                                          Distribution Amount on that
                                          Distribution Date), (b) the Class
                                          Certificate Balance of the Class M-1
                                          certificates (after taking into
                                          account distribution of the Class M-1
                                          Principal Distribution Amount on that
                                          Distribution Date), (c) the Class
                                          Certificate Balance of the Class M-2
                                          certificates (after taking into
                                          account distribution of the Class M-2
                                          Principal Distribution Amount on that
                                          Distribution Date), (d) the Class
                                          Certificate Balance of the Class M-3
                                          certificates (after taking into
                                          account distribution of the Class M-3
                                          Principal Distribution Amount on that
                                          Distribution Date), (e) the Class
                                          Certificate Balance of the Class B-1
                                          certificates (after taking into
                                          account distribution of the Class B-1
                                          Principal Distribution Amount on that
                                          Distribution Date), (f) the Class
                                          Certificate Balance of the Class B-2
                                          certificates (after taking into
                                          account distribution of the Class B-2
                                          Principal Distribution Amount on that
                                          Distribution Date), and (g) the Class
                                          Certificate Balance of the Class B-3
                                          certificates immediately prior to that
                                          Distribution Date over (ii) the lesser
                                          of (a) approximately 94.50% of the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans for that
                                          Distribution Date and (b) the excess,
                                          if any, of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans for that Distribution Date over
                                          $1,504,236.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B-4 Principal Distribution          With respect to any Distribution Date
Amount:                                   is the excess of (i) the sum of (a)
                                          the aggregate Class Certificate
                                          Balances of the Class A certificates
                                          (after taking into account
                                          distribution of the Class A Principal
                                          Distribution Amount on that
                                          Distribution Date), (b) the Class
                                          Certificate Balance of the Class M-1
                                          certificates (after taking into
                                          account distribution of the Class M-1
                                          Principal Distribution Amount on that
                                          Distribution Date), (c) the Class
                                          Certificate Balance of the Class M-2
                                          certificates (after taking into
                                          account distribution of the Class M-2
                                          Principal Distribution Amount on that
                                          Distribution Date), (d) the Class
                                          Certificate Balance of the Class M-3
                                          certificates (after taking into
                                          account distribution of the Class M-3
                                          Principal Distribution Amount on that
                                          Distribution Date), (e) the Class
                                          Certificate Balance of the Class B-1
                                          certificates (after taking into
                                          account distribution of the Class B-1
                                          Principal Distribution Amount on that
                                          Distribution Date), (f) the Class
                                          Certificate Balance of the Class B-2
                                          certificates (after taking into
                                          account distribution of the Class B-2
                                          Principal Distribution Amount on that
                                          Distribution Date), (g) the Class
                                          Certificate Balance of the Class B-3
                                          certificates (after taking into
                                          account distribution of the Class B-3
                                          Principal Distribution Amount on that
                                          Distribution Date), and (h) the Class
                                          Certificate Balance of the Class B-4
                                          certificates immediately prior to that
                                          Distribution Date over (ii) the lesser
                                          of (a) approximately 96.50% of the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans for that
                                          Distribution Date and (b) the excess,
                                          if any, of the aggregate Stated
                                          Principal Balance of the mortgage
                                          loans for that Distribution Date over
                                          $1,504,236.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

--------------------------------------------------------------------------------------------------------------
PPC (%)                                50           75          100          125          150          175
--------------------------------------------------------------------------------------------------------------
A-2      WAL (yrs)                    5.33         3.60         2.63         1.98         1.46         1.12
         First Payment Date        12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
         Expected Final Maturity   2/25/2020    5/25/2015    8/25/2012    12/25/2010   9/25/2009    11/25/2007
         Window                     1 - 183      1 - 126       1 - 93       1 - 73       1 - 58       1 - 36
--------------------------------------------------------------------------------------------------------------
M-1      WAL (yrs)                   10.17         6.90         5.21         4.52         4.51         3.87
         First Payment Date        10/25/2009   3/25/2008    2/25/2008    6/25/2008    10/25/2008   11/25/2007
         Expected Final Maturity   2/25/2020    5/25/2015    8/25/2012    12/25/2010   9/25/2009    11/25/2008
         Window                     59 - 183     40 - 126     39 - 93      43 - 73      47 - 58      36 - 48
--------------------------------------------------------------------------------------------------------------
M-2      WAL (yrs)                   10.17         6.90         5.18         4.35         4.00         3.95
         First Payment Date        10/25/2009   3/25/2008    1/25/2008    3/25/2008    5/25/2008    7/25/2008
         Expected Final Maturity   2/25/2020    5/25/2015    8/25/2012    12/25/2010   9/25/2009    11/25/2008
         Window                     59 - 183     40 - 126     38 - 93      40 - 73      42 - 58      44 - 48
--------------------------------------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To MATURITY

--------------------------------------------------------------------------------------------------------------
PPC (%)                                50           75          100          125          150          175
--------------------------------------------------------------------------------------------------------------
A-2      WAL (yrs)                    5.68         3.89         2.86         2.16         1.61         1.12
         First Payment Date        12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
         Expected Final Maturity   2/25/2032    1/25/2027    1/25/2022    6/25/2018    11/25/2015   11/25/2007
         Window                     1 - 327      1 - 266      1 - 206      1 - 163      1 - 132       1 - 36
--------------------------------------------------------------------------------------------------------------
M-1      WAL (yrs)                   11.02         7.60         5.75         4.94         4.87         5.64
         First Payment Date        10/25/2009   3/25/2008    2/25/2008    6/25/2008    10/25/2008   11/25/2007
         Expected Final Maturity   7/25/2029    7/25/2023    1/25/2019    12/25/2015   11/25/2013   12/25/2013
         Window                     59 - 296     40 - 224     39 - 170     43 - 133     47 - 108     36 - 109
--------------------------------------------------------------------------------------------------------------
M-2      WAL (yrs)                   10.94         7.52         5.66         4.72         4.31         4.32
         First Payment Date        10/25/2009   3/25/2008    1/25/2008    3/25/2008    5/25/2008    7/25/2008
         Expected Final Maturity   1/25/2028    12/25/2021   9/25/2017    12/25/2014   12/25/2012   7/25/2011
         Window                     59 - 278     40 - 205     38 - 154     40 - 121     42 - 97      44 - 80
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

--------------------------------------------------------------------------------
CPR (%)                                         20           25           30
--------------------------------------------------------------------------------
A-2               WAL (yrs)                    3.37         2.63         2.09
                  First Payment Date        12/25/2004   12/25/2004   12/25/2004
                  Expected Final Maturity   9/25/2014    8/25/2012    3/25/2011
                  Window                     1 - 118       1 - 93       1 - 76
--------------------------------------------------------------------------------
M-1               WAL (yrs)                    6.46         5.21          4.6
                  First Payment Date        12/25/2007   2/25/2008    5/25/2008
                  Expected Final Maturity   9/25/2014    8/25/2012    3/25/2011
                  Window                     37 - 118     39 - 93      42 - 76
--------------------------------------------------------------------------------
M-2               WAL (yrs)                    6.46         5.18         4.46
                  First Payment Date        12/25/2007   1/25/2008    2/25/2008
                  Expected Final Maturity   9/25/2014    8/25/2012    3/25/2011
                  Window                     37 - 118     38 - 93      39 - 76
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

--------------------------------------------------------------------------------
CPR (%)                                         20           25           30
--------------------------------------------------------------------------------
A-2               WAL (yrs)                    3.65         2.86         2.28
                  First Payment Date        12/25/2004   12/25/2004   12/25/2004
                  Expected Final Maturity   12/25/2025   1/25/2022    2/25/2019
                  Window                     1 - 253      1 - 206      1 - 171
--------------------------------------------------------------------------------
M-1               WAL (yrs)                    7.12         5.75         5.04
                  First Payment Date        12/25/2007   2/25/2008    5/25/2008
                  Expected Final Maturity   6/25/2022    1/25/2019    7/25/2016
                  Window                     37 - 211     39 - 170     42 - 140
--------------------------------------------------------------------------------
M-2               WAL (yrs)                    7.05         5.66         4.85
                  First Payment Date        12/25/2007   1/25/2008    2/25/2008
                  Expected Final Maturity   12/25/2020   9/25/2017    6/25/2015
                  Window                     37 - 193     38 - 154     39 - 127
--------------------------------------------------------------------------------


Breakeven CDR Analysis
----------------------
---------------------------------------------------------------------------------------------------------------------
Assumptions:                                              Class              CDR               Cumulative Loss (1)
------------                                              -----              ---               -------------------
PPC: 100%                                                  M-1             15.253%                   18.16%

Triggers in effect (i.e., Triggers Failing)                M-2             10.546%                   13.88%

Forward LIBOR

Lag to Recovery: 12 Months

Loss Severity: 50%

To Maturity

                                                        (1) As a percentage of the mortgage loan balance as of the
                                                            Cut-off Date.
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

                           Schedule of Available Funds and
                         Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)
      Distribution Date    A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)
    -------------------   ------------  ------------  ------------
                           Actual/360    Actual/360    Actual/360

          December 2004         10.00          9.50          9.50
           January 2005         10.00          9.50          9.50
          February 2005         10.00          9.50          9.50
             March 2005         10.00          9.50          9.50
             April 2005         10.00          9.50          9.50
               May 2005         10.00          9.50          9.50
              June 2005         10.00          9.50          9.50
              July 2005         10.00          9.50          9.50
            August 2005         10.00          9.50          9.50
         September 2005         10.00          9.50          9.50
           October 2005         10.00          9.50          9.50
          November 2005         10.00          9.50          9.50
          December 2005         10.00          9.50          9.50
           January 2006         10.00          9.50          9.50
          February 2006         10.00          9.50          9.50
             March 2006         10.00          9.50          9.50
             April 2006         10.00          9.50          9.50
               May 2006         10.00          9.50          9.50
              June 2006         10.00          9.50          9.50
              July 2006         10.00          9.50          9.50
            August 2006         10.00          9.50          9.50
         September 2006         10.00          9.50          9.50
           October 2006         10.00          9.50          9.50
          November 2006         10.00          9.50          9.50
          December 2006         10.00          9.50          9.50
           January 2007         10.00          9.50          9.50
          February 2007         10.00          9.50          9.50
             March 2007         10.00          9.50          9.50
             April 2007         10.00          9.50          9.50
               May 2007         10.00          9.50          9.50
              June 2007         10.00          9.50          9.50
              July 2007         10.00          9.50          9.50
            August 2007         10.63          9.97          9.97
         September 2007         10.66          9.97          9.97
           October 2007         11.04         10.31         10.31

(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

                           Schedule of Available Funds and
                         Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)
  Distribution Date        A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)
 ----------------------   ------------  ------------  ------------
                           Actual/360    Actual/360    Actual/360
          November 2007         10.72          9.97          9.97
          December 2007         27.72         10.31         10.31
           January 2008         12.39         10.00         10.00
          February 2008         13.80         11.42         11.42
             March 2008         14.69         12.21         12.21
             April 2008         13.69         11.43         11.43
               May 2008         14.09         11.81         11.81
              June 2008         13.64         11.43         11.43
              July 2008         14.14         11.83         11.83
            August 2008         14.69         12.44         12.44
         September 2008         14.69         12.44         12.44
           October 2008         15.18         12.85         12.85
          November 2008         14.69         12.44         12.44
          December 2008         15.18         12.86         12.86
           January 2009         14.70         12.45         12.45
          February 2009         14.82         12.58         12.58
             March 2009         16.40         13.92         13.92
             April 2009         14.82         12.58         12.58
               May 2009         15.31         13.00         13.00
              June 2009         14.82         12.58         12.58
              July 2009         15.32         13.00         13.00
            August 2009         14.90         12.67         12.67
         September 2009         14.90         12.67         12.67
           October 2009         15.39         13.09         13.09
          November 2009         14.90         12.67         12.67
          December 2009         15.40         13.09         13.09
           January 2010         14.90         12.67         12.67
          February 2010         14.90         12.67         12.67
             March 2010         16.50         14.02         14.02
             April 2010         14.90         12.67         12.67
               May 2010         15.40         13.09         13.09
              June 2010         14.90         12.67         12.67
              July 2010         15.40         13.09         13.09
            August 2010         14.90         12.67         12.67
         September 2010         14.90         12.67         12.67
           October 2010         15.40         13.09         13.09
(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

                           Schedule of Available Funds and
                         Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)
   Distribution Date       A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)
   ---------------------  ------------  ------------  ------------
                            Actual/360    Actual/360    Actual/360
           November 2010         14.90         12.67         12.67
           December 2010         15.40         13.09         13.09
            January 2011         14.90         12.67         12.67
           February 2011         14.90         12.67         12.67
              March 2011         16.50         14.02         14.02
              April 2011         14.90         12.67         12.67
                May 2011         15.40         13.09         13.09
               June 2011         14.91         12.67         12.67
               July 2011         15.32         13.09         13.09
             August 2011         13.35         12.67         12.67
          September 2011         13.37         12.67         12.67
            October 2011         13.83         13.09         13.09
           November 2011         13.40         12.67         12.67
           December 2011         13.87         13.09         13.09
            January 2012         13.44         12.67         12.67
           February 2012         13.46         12.67         12.67
              March 2012         14.41         13.54         13.54
              April 2012         13.50         12.67         12.67
                May 2012         13.97         13.09         13.09
               June 2012         13.55         12.67         12.67
               July 2012         14.02         13.09         13.09
             August 2012         13.59         12.67         12.67
          September 2012         13.61         12.67         12.67
            October 2012         14.09         13.09         13.09
           November 2012         13.66         12.67         12.67
           December 2012         14.14         13.09         13.09
            January 2013         13.71         12.67         12.67
           February 2013         13.74         12.67         12.67
              March 2013         15.24         14.02         14.02
              April 2013         13.80         12.67         12.67
                May 2013         14.29         13.09         13.09
               June 2013         13.85         12.67         12.67
               July 2013         14.35         13.09         13.09
             August 2013         13.91         12.67         12.67
(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

                           Schedule of Available Funds and
                         Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)
       Distribution Date   A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)
       -----------------  ------------  ------------  ------------
                            Actual/360    Actual/360    Actual/360
          September 2013         13.95         12.67         12.67
            October 2013         14.44         13.09         13.09
           November 2013         14.01         12.67         12.67
           December 2013         14.51         13.09         13.09
            January 2014         14.08         12.67         12.67
           February 2014         14.12         12.67         12.67
              March 2014         15.67         14.02         14.02
              April 2014         14.19         12.67         12.67
                May 2014         14.70         13.09         13.09
               June 2014         14.27         12.67         12.67
               July 2014         14.79         13.09         13.09
             August 2014         14.35         12.67         12.67
          September 2014         14.40         12.67         12.67
            October 2014         14.92         13.09         13.09
           November 2014         14.48         12.67         12.67
           December 2014         15.01         13.09         13.09
            January 2015         14.58         12.67         12.67
           February 2015         14.63         12.67         12.67
              March 2015         16.25         14.02         14.02
              April 2015         14.73         12.67         12.67
                May 2015         15.27         13.09         13.09
               June 2015         14.83         12.67         12.67
               July 2015         15.38         13.09         13.09
             August 2015         14.94         12.67         12.67
          September 2015         15.00         12.67         12.67
            October 2015         15.56         13.09         13.09
           November 2015         15.12         12.67         12.67
           December 2015         15.69         13.09         13.09
            January 2016         15.25         12.67         12.67
           February 2016         15.32         12.67         12.67
              March 2016         16.44         13.54         13.54
              April 2016         15.45         12.67         12.67
                May 2016         16.04         13.09         13.09
               June 2016         15.60         12.67         12.67
(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

                           Schedule of Available Funds and
                         Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

     Distribution Date      A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)
    --------------------   ------------  ------------  ------------
                            Actual/360    Actual/360    Actual/360
               July 2016         16.19         13.09         13.09
             August 2016         15.75         12.67         12.67
          September 2016         15.83         12.67         12.67
            October 2016         16.44         13.09         13.09
           November 2016         15.99         12.67         12.67
           December 2016         16.61         13.09         13.09
            January 2017         16.16         12.67         12.67
           February 2017         16.25         12.67         12.67
              March 2017         18.09         14.02         14.02
              April 2017         16.44         12.67         12.67
                May 2017         17.08         13.09         13.09
               June 2017         16.63         12.67         12.67
               July 2017         17.29         13.09         13.09
             August 2017         16.84         12.67         12.67
          September 2017         16.95         12.67         12.67
            October 2017         17.62         13.09         13.09
           November 2017         17.17         12.67         12.67
           December 2017         17.86         13.09         13.09
            January 2018         17.40         12.67         12.67
           February 2018         17.53         12.67            --
              March 2018         19.54         14.02            --
              April 2018         17.78         12.67            --
                May 2018         18.51         13.09            --
               June 2018         18.05         12.67            --
               July 2018         18.79         13.09            --
             August 2018         18.33         12.67            --
          September 2018         18.47         12.67            --
            October 2018         19.24         13.09            --
           November 2018         18.78         12.67            --
           December 2018         19.57         13.09            --
            January 2019         19.10         12.67            --
           February 2019         19.27         12.67            --
              March 2019         21.52         14.02            --
              April 2019         19.61         12.67            --
(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

                           Schedule of Available Funds and
                         Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

       Distribution Date    A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)
       -----------------   ------------  ------------  ------------
                            Actual/360    Actual/360    Actual/360
                May 2019         20.45         13.09            --
               June 2019         19.98         12.67            --
               July 2019         20.93            --            --
             August 2019         20.58            --            --
          September 2019         20.92            --            --
            October 2019         21.99            --            --
           November 2019         21.67            --            --
           December 2019         22.82            --            --
            January 2020         22.52            --            --
           February 2020         22.99            --            --
              March 2020         25.11            --            --
              April 2020         24.03            --            --
                May 2020         25.43            --            --
               June 2020         25.23            --            --
               July 2020         26.77            --            --
             August 2020         26.64            --            --
          September 2020         27.44            --            --
            October 2020         29.26            --            --
           November 2020         29.27            --            --
           December 2020         31.33            --            --
            January 2021         31.48            --            --
           February 2021         32.77            --            --
              March 2021         37.88            --            --
              April 2021         35.83            --            --
                May 2021         38.92            --            --
               June 2021         39.75            --            --
               July 2021         43.56            --            --
             August 2021         44.95            --            --
          September 2021         48.23            --            --
            October 2021         53.89            --            --
           November 2021         56.90            --            --
           December 2021         64.87            --            --
            January 2022         70.23            --            --
(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

                           Schedule of Available Funds and
                         Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

     Distribution Date      A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)
    --------------------   ------------  ------------  ------------
                            Actual/360    Actual/360    Actual/360
           February 2022         80.00            --            --
              March 2022        103.35            --            --
              April 2022        112.69            --            --
                May 2022        147.96            --            --
               June 2022        198.42            --            --
               July 2022        339.83            --            --
             August 2022        *                 --            --
          September 2022            --            --            --

*On the distribution date in August 2022, the Class A-2 Certificate Balance will be $2,897 and the Class A-2 Certificates will be paid $5,770 in interest.
(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 26, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC3

--------------------------------------------------------------------------------

                                                    Interest Rate Cap Schedules

                                Class A-2 Cap Notional Balance                           Class M Cap Notional Balance
                   ------------------------------------------------------   -----------------------------------------------------
                                                              Index Rate                                               Index Rate
Distribution Date   Balance ($)    Strike (%)   Ceiling (%)   Multiplier     Balance ($)    Strike (%)   Ceiling (%)   Multiplier
    December 2004   7,705,400.00         5.41          9.60        10.00     3,790,700.00         4.75          8.54        10.00
     January 2005   7,481,726.17         5.60          9.60        10.00     3,790,700.00         4.93          8.54        10.00
    February 2005   7,263,338.18         5.61          9.60        10.00     3,790,700.00         4.93          8.54        10.00
       March 2005   7,050,123.46         6.26          9.60        10.00     3,790,700.00         5.56          8.54        10.00
       April 2005   6,841,959.47         5.62          9.60        10.00     3,790,700.00         4.93          8.54        10.00
         May 2005   6,638,726.54         5.82          9.60        10.00     3,790,700.00         5.13          8.54        10.00
        June 2005   6,440,307.89         5.62          9.60        10.00     3,790,700.00         4.93          8.54        10.00
        July 2005   6,246,589.46         5.83          9.60        10.00     3,790,700.00         5.13          8.54        10.00
      August 2005   6,057,459.92         5.63          9.60        10.00     3,790,700.00         4.93          8.54        10.00
   September 2005   5,872,810.56         5.64          9.60        10.00     3,790,700.00         4.93          8.54        10.00
     October 2005   5,692,535.25         5.85          9.60        10.00     3,790,700.00         5.13          8.54        10.00
    November 2005   5,516,530.37         5.65          9.60        10.00     3,790,700.00         4.93          8.54        10.00
    December 2005   5,344,694.78         5.86          9.60        10.00     3,790,700.00         5.13          8.54        10.00
     January 2006   5,176,929.70         5.66          9.60        10.00     3,790,700.00         4.93          8.54        10.00
    February 2006   5,013,138.71         5.67          9.60        10.00     3,790,700.00         4.93          8.54        10.00
       March 2006   4,853,227.67         6.32          9.60        10.00     3,790,700.00         5.56          8.54        10.00
       April 2006   4,697,104.67         5.68          9.60        10.00     3,790,700.00         4.93          8.54        10.00
         May 2006   4,544,679.98         5.89          9.60        10.00     3,790,700.00         5.13          8.54        10.00
        June 2006   4,395,865.99         5.69          9.60        10.00     3,790,700.00         4.93          8.54        10.00
        July 2006   4,250,577.17         5.96          9.60        10.00     3,790,700.00         5.15          8.54        10.00
      August 2006   4,108,553.87         7.10          9.60        10.00     3,790,700.00         6.25          8.54        10.00
   September 2006   3,965,918.20         7.11          9.60        10.00     3,790,700.00         6.25          8.54        10.00
     October 2006   3,826,732.43         7.37          9.60        10.00     3,790,700.00         6.49          8.54        10.00
    November 2006   3,690,913.62         7.13          9.60        10.00     3,790,700.00         6.25          8.54        10.00
    December 2006   3,558,380.83         7.40          9.60        10.00     3,790,700.00         6.49          8.54        10.00
     January 2007   3,429,055.03         7.21          9.60        10.00     3,790,700.00         6.27          8.54        10.00
    February 2007   3,302,897.80         8.58          9.60        10.00     3,790,700.00         7.56          8.54        10.00
       March 2007   3,180,668.42         9.56          9.60        10.00     3,790,700.00         8.48          8.54        10.00
       April 2007   3,061,379.48         8.61          9.60        10.00     3,790,700.00         7.56          8.54        10.00
         May 2007   2,944,960.59         8.93          9.60        10.00     3,790,700.00         7.85          8.54        10.00
        June 2007   2,831,343.08         8.65          9.60        10.00     3,790,700.00         7.56          8.54        10.00
        July 2007   2,720,459.89         9.03          9.60        10.00     3,790,700.00         7.88          8.54        10.00
      August 2007             --           --            --           --               --           --            --           --


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The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

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